Rule 497(k)
File No. 333-146827

Summary Prospectus

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly

(Cboe BZX — QBF)

February 27, 2026

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

•    The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying reference asset. The Fund seeks to provide investors with investment results that participate in a percentage of any positive price returns of bitcoin (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund) while providing a maximum loss of 20% of any bitcoin price return losses (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund), over successive three-month periods.

•   The Fund provides investment exposure to the price return of bitcoin (i.e., “spot” bitcoin prices) (the “Bitcoin Price”) by investing in a combination of FLexible EXchange® Options (“FLEX Options”) that reference the CBOE Bitcoin U.S. ETF Index (the “Bitcoin ETP Index” or the “Bitcoin Reference Asset”)). The Bitcoin ETP Index is comprised of multiple exchange-traded products that hold bitcoin directly (each, a “Bitcoin ETP”). Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that reflect the price of bitcoin, before the payment of its fees and expenses, by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. FLEX Options are exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. The Fund also seeks to provide downside protection through its investments in U.S. Treasury Bills (“U.S. Treasuries”). The Fund does not directly invest in bitcoin.

•   The pre-determined outcomes sought by the Fund, which include the floor and participation rate discussed below (“Outcomes”), are based upon the performance of the Bitcoin ETP Index, over an approximately three-month period (the “Outcome Period”). The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Bitcoin Price, as represented by the price of the Bitcoin ETP Index (“Bitcoin Price”), at the outset of the Outcome Period through its conclusion. The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. The Fund is designed to achieve the Outcomes for a three-month Outcome Period. The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. Fund returns for a single Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•    The Fund participates in a percentage of gains of the Bitcoin Price (the “Participation Rate”) over the duration of the Outcome Period. As a result of the Participation Rate, while the Fund is not capped in the amount of upside performance it can experience, the Fund’s returns will underperform any positive returns in the Bitcoin Price. The Participation Rate is set on the first day of the Outcome Period and is 72.00% of the gains of the Bitcoin Price prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. Unlike other funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are only limited by the Participation Rate. The Participation Rate is a result of the Fund’s sought-after downside protection, and the level of the Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX Options for the Outcome Period and is likely to rise or fall from one Outcome Period to the next. Accordingly, it is possible that the Participation Rate in a subsequent Outcome Period could be substantially lower or higher than the current Participation Rate.

•   The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a maximum loss experienced by the Bitcoin Price of 20% (the “Floor”) over the course of the Outcome Period by holding 80% of the Fund’s assets in U.S. Treasuries in order to preserve the Fund’s capital in the event the FLEX Options expire worthless. The Fund will experience the losses of the Bitcoin Price on a one-to-one basis prior to the Floor. The Floor is provided based on the Fund’s NAV and will be in effect throughout the duration of the Outcome Period. The Floor is inclusive of interest income received by the Fund by virtue of its U.S. Treasuries and is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of extending the maximum losses incurred to the Floor for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Floor for the Outcome Period is 20.20%. If the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may experience additional losses prior to the implementation of the Floor to the extent the price of Shares has exceeded the value of the Shares at the commencement of the Outcome Period. An investment in Shares is only appropriate for shareholders willing to bear those losses.

•   The Fund’s website, www.innovatoretfs.com/qbf, provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Participation Rate and Floor), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the terms of its FLEX Options on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Participation Rate and Floor, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the website to fully understand potential investment outcomes. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any increases in the Bitcoin Price that exceed the Participation Rate will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Bitcoin ETP Index and any losses experienced during the prior Outcome Period will be locked-in. Moreover, the annual imposition of a new Participation Rate on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Bitcoin ETP Index.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. You may lose money by investing in the Fund.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=qbf. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 27, 2026, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

Investment Objective

The Fund seeks to provide investors with investment results that participate in a percentage of any positive price returns of bitcoin (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund) while providing a maximum loss of 20% of any bitcoin price return losses (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund), over successive three-month periods.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

General Strategy Description.    The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to bitcoin. The Fund expects such investments to consist of options contracts, including FLexible EXchange® Options (“FLEX Options”), that reference the CBOE Bitcoin U.S. ETF Index (the “Bitcoin ETP Index” or the “Bitcoin Reference Asset”)). The Bitcoin ETP Index is comprised of exchange-traded products that hold bitcoin directly (each, a “Bitcoin ETP”). FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded options.

The Bitcoin ETP Index is a modified market capitalization-weighted index designed to reflect the price return performance of a basket of Bitcoin ETPs listed on U.S. Exchanges. Bitcoin ETPs are exchange-traded investment products not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that seek to reflect the price of bitcoin, before fees and expenses, by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. The Bitcoin ETPs that the Fund may utilize as the Bitcoin ETP Index include: iShares Bitcoin Trust ETF, Grayscale Bitcoin Trust, Fidelity Wise Origin Bitcoin Fund, Bitwise Bitcoin ETF Trust, ARK 21Shares Bitcoin ETF or the VanEck Bitcoin Trust. For the current Outcome Period, the Bitcoin ETP Index is the Bitcoin ETP Index. Additional information regarding the Bitcoin ETP Index is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund does not directly invest in bitcoin.

The Fund provides investment exposure to the price performance of bitcoin (i.e., “spot” bitcoin prices), as represented by the price of the Bitcoin ETP Index (the “Bitcoin Price”) by investing in FLEX Options that reference the Bitcoin ETP Index. The pre-determined outcomes sought by the Fund, which include the Floor and Participation Rate discussed below (the “Outcomes”), are based upon the Bitcoin ETP Index, over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. In addition to its investments in FLEX Options, the Fund also invests in U.S. Treasury Bills (“U.S. Treasuries”), that in combination with the Fund’s FLEX Options, produce the Fund’s Outcomes for an Outcome Period. See “Principal Investment Strategies—The Fund’s Investments” below for additional information.

Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. Upon conclusion of the Outcome Period, the Fund will receive the cash value of its investments held for the prior Outcome Period. It will then invest in a new series of FLEX Options and U.S. Treasuries with an expiration date or maturity date, respectively, in approximately three months and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any gains in the Bitcoin Price above the Participation Rate will be forfeited. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Bitcoin Price at the outset of the Outcome Period through its the conclusion, subject to the “Participation Rate” and “Floor” described herein. The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a maximum loss experienced by the Bitcoin Price over the course of the Outcome Period of 20% (the “Floor”), before taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. The Floor is provided after taking into account interest income received via the U.S. Treasuries. The Fund’s shareholders will bear all Bitcoin Price losses on a one-to-one basis prior to the Floor. There is no guarantee that the Fund will be successful in providing the sought-after Floor. See “Principal Investment Strategies—Floor” herein for additional information regarding the Floor.

If the Bitcoin Price increases over the duration of the Outcome Period, the Fund seeks to provide investors that hold Shares for the entire Outcome Period with 72.00% of the increase in value experienced by the Bitcoin Price over the duration of the Outcome Period (the “Participation Rate”). As a result of the Participation Rate, while the Fund is not capped in the amount of upside performance it can experience, the Fund’s returns will underperform any positive returns in the Bitcoin Price. Since the Fund will not participate in the entirety of the gains experienced by the Bitcoin Price through the operation of the Participation Rate, the Fund will underperform any gains in the Bitcoin Price over the course of the Outcome Period and shareholders will forfeit any gains in the Bitcoin Price that exceed the Participation Rate. Any gains experienced by shareholders will be reduced by the Fund’s management fee for the Outcome Period, and further reduced by any shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. Unlike other funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of capped returns, or a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are limited by the Participation Rate. The Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX

Options for the Outcome Period and is likely to rise or fall from one Outcome Period to the next. Accordingly, it is possible that the Participation Rate in a subsequent Outcome Period could be substantially lower or higher than the current Participation Rate.

As is discussed in further detail below, it is anticipated that during the Outcome Period the Fund’s NAV will not increase or decrease at the same rate as the Bitcoin Price. The Fund’s NAV is based upon the value of its portfolio, which includes the FLEX Options and U.S. Treasuries. Although the value of the Bitcoin Price is a significant component of the value of the Fund’s FLEX Options, the time remaining until those FLEX Options expire also affects their value. The Fund’s investment sub-adviser, Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”), generally anticipates that the Fund’s NAV will increase on days when the Bitcoin Price increases and will decrease on days when the Bitcoin Price decreases, but that the rate of such increase or decrease will be less than the Bitcoin Price.

The Fund’s investment strategy seeks to provide a limit to the maximum loss of the Bitcoin Price experienced by the Fund over the course of the Outcome Period while simultaneously participating in a percentage of the returns of the Bitcoin Price (discussed in detail below). The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The graphical illustrations below are for illustrative purposes and a potential Participation Rate and the impact on the returns of the Fund in comparison to the returns of the Bitcoin Price. If the Participation Rate is lower or higher than those shown for an Outcome Period, the positive returns experienced by investors, if any, will differ than those presented below. The Participation Rate is likely to change from one Outcome Period to the next and may be significantly higher or lower.

VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
-100%
-20%
-10%
-10%
TARGETED 20% FLOOR
Bitcoin Price
Innovator Uncapped Bitcoin 20 Floor ETF® - Quarterly

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Bitcoin Price from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the Bitcoin Price or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Bitcoin Price or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/qbf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Bitcoin ETP Index Performance	Fund Performance*
100%	72.00%
50%	36.00%
20%	14.40%
15%	10.80%
10%	7.20%
5%	3.60%
0%	0%
(5)%	(%)%
(10)%	(10)%
(15)%	(15)%
(20)%	(20)%
(50)%	(20)%
(100)%	(20)%

*        The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Fund’s Investments.    The Fund holds a portfolio composed of U.S. Treasuries and FLEX Options that reference the Bitcoin ETP Index. The FLEX Options and U.S. Treasuries are each set to expire or mature, respectively, on the last day of the Outcome Period. A detailed explanation regarding the Fund’s investment portfolio can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Use of FLEX Options.    The Fund purchases and sells call FLEX Options to obtain its exposure to the Bitcoin Price. The customizable nature of the FLEX Options allows the Sub-Adviser to select the share price at which the Bitcoin ETPs will be exercised at the expiration of each option. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Bitcoin Price over the duration of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

To achieve these returns, the Fund will purchase and sell a combination of call option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying reference asset at a pre-determined price. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period.

U.S. Treasuries.    In combination with the Fund’s FLEX Options, the U.S. Treasuries held by the Fund seek to provide the Floor. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government. The U.S. Treasuries held by the Fund will have maturity dates that align with the conclusion of the Outcome Period and the Fund will enter into new U.S. Treasuries positions for each Outcome Period. There is no guarantee that the portion of the Fund’s portfolio consisting of U.S. Treasuries will retain sufficient value to provide the level of sought-after protection provided by the Floor. The value of the U.S. Treasuries may increase (providing a higher protection level and therefore more protection to shareholders) or decrease (providing a lower protection level and therefore less protection to shareholders).

The Outcome Period.    The Outcomes sought by the Fund are based upon the Fund’s NAV at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options and U.S. Treasuries are entered into and ends approximately three months later on the day the FLEX Options expire and U.S. Treasuries mature. Each FLEX Option’s value is ultimately derived from the performance of the Bitcoin Price during that time. Because the terms of the FLEX Options do not change, the Participation Rate and the Floor both relate to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and therefore may experience Outcomes that are very different from those sought by the Fund. Since the FLEX Options are exercisable only on the final day of the Outcome Period, a shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares at the time that the Fund enters into the FLEX Options and continue to hold those Shares until the day the FLEX Options expire. Additionally, an investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any Bitcoin Price gains that exceed the Participation Rate will be forfeited. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s assets will be principally composed of FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Bitcoin ETP Index, and U.S. Treasuries. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Bitcoin Price. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Bitcoin Price increases and will decrease on days when the Bitcoin Price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Floor on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options and maturity of the U.S. Treasuries on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Bitcoin Price has decreased by 20%, the Fund’s NAV can be expected to have decreased in value (because the Floor is not yet in full effect), but by less than 20% (because the Fund’s NAV will not correlate one-to-one with the Bitcoin Price and the Fund’s NAV tends not to participate fully in either Bitcoin Price gains or losses).

An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any increases in the Bitcoin Price that exceed the Participation Rate will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Bitcoin ETP Index and any losses experienced during the prior Outcome Period will be locked-in. Moreover, the annual imposition of a new Participation Rate on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Bitcoin ETP Index.

Participation Rate.    The potential upside return that an investor can receive from an investment in Shares over the Outcome Period is subject to the Participation Rate. The Participation Rate represents the percentage of Bitcoin Price gains that the Fund experiences over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Bitcoin Price, any gains that exceed the Participation Rate will not be experienced by the Fund. The Participation Rate is determined on the first day of the Outcome Period and is 72.00% of gains experienced by the Bitcoin Price over the duration of the Outcome Period. The Fund’s annual management fee, as well as any shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund, will lessen the returns experienced by shareholders. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. The Participation Rate is also set forth on the Fund’s website at www.innovatoretfs.com/qbf.

Unlike other Funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are only limited by the Participation Rate. The Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX Options for the Outcome Period and is likely to change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Participation Rate should be considered before investing in the Fund. There is no guarantee that the Fund will successfully achieve its investment objective.

The Participation Rate is a result of the design of the Fund’s principal investment strategy. In order to obtain upside exposure to the returns of the Bitcoin Price and provide the Floor, the Fund purchases U.S Treasuries and enters into a series of FLEX Options. The Fund purchases an in-the-money call FLEX Option to obtain the upside exposure to the Bitcoin Price, however, also sells an at-the-money call FLEX Option. The sold call FLEX Option will offset a portion of the gains the Fund, the extent of which is dependent upon the size of the sold call FLEX Options’ notional value versus that of the purchased call FLEX Options. Notional value is the total underlying amount of a derivatives trade and measures the economic exposure of a derivatives position. The notional exposure of the Fund’s purchased call FLEX Option will be 100% of the Fund’s portfolio. The notional exposure of the Fund’s sold call FLEX Option is expected to be less than such value, and the difference between the two produces the Participation Rate. The terms of the FLEX Options are determined based upon prevailing market conditions at the time the Fund enters into such FLEX Options, most notably current interest rate levels and volatility in the Bitcoin Price, among other reasons. Dependent upon market conditions at the onset of the Outcome Period when the Fund enters into its FLEX Options, the Participation Rate could be very low. Approximately one week prior to the end of the Outcome Period, additional information about anticipated ranges for the Participation Rate for the next Outcome Period will be available on the Fund’s website, www.innovatoretfs.com/qbf, which also provides information relating to the Outcomes on a daily basis. See “Principal Investment Strategies—Fund Rebalance” below for additional information.

Floor.    The Floor is only operative against Bitcoin Price losses exceeding 20% over the duration of the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide the Floor. The Floor is a function of the Fund’s U.S Treasuries and the strike prices of the Fund’s FLEX Options. If the Bitcoin ETP Index decreases by more than 20%, the FLEX Options will expire worthless and the Fund’s value will be comprised of the U.S. Treasuries, which are set at an amount that equals 80% of the Fund’s assets at the onset of the Outcome Period. The U.S. Treasuries are selected and weighted to specifically provide the 20% Floor by seeking to preserve the Fund’s capital in the event the FLEX Options expire worthless, such that in the event the Bitcoin Price declines by more than 20% (and therefore, the Fund’s FLEX Options expire worthless), the Fund will maintain its investment in the U.S. Treasuries, which will be equal to 80% of the Fund’s value at the commencement of the Outcome Period. The Floor is provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. The Fund’s annual management fee, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund will have the effect of extending the maximum losses incurred to the Floor for Fund shareholders. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Floor for an Outcome Period is 20.20%. The Floor is provided after taking into account interest income received via the U.S. Treasuries, which will be distributed to shareholders periodically. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value, then a shareholder may experience losses that exceed 20% prior to gaining the protection offered by the Floor, which is not guaranteed. A shareholder that purchases Shares at the beginning of the Outcome Period may lose their entire investment. While the Fund seeks to limit losses experienced by the Bitcoin Price to 20% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Shares after the Outcome Period has begun may also lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

Bitcoin.    Bitcoin is a digital asset that can be transferred among participants on the bitcoin peer-to-peer network (the “Bitcoin Network”) on a peer-to-peer basis via the Internet. Bitcoin can be transferred without the use of a central administrator or clearing agency, unlike other means of electronic payments. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger, the term decentralized is often used in descriptions of bitcoin.

Bitcoin is based on the decentralized, open-source protocol of a peer-to-peer electronic network. No single entity owns or operates the Bitcoin Network. Bitcoin is not issued by governments, banks or any other centralized authority. The infrastructure of the Bitcoin Network is collectively maintained on a distributed basis by the network’s participants, consisting of “miners,” who run special software to validate transactions, developers, who maintain and contribute updates to the bitcoin network’s source code, and users, who download and maintain on their individual computer a full or partial copy of the Bitcoin Blockchain (defined below) and related software. Anyone can be a user, developer, or miner. The Bitcoin Network is accessed through software, and software governs the creation, movement, and ownership of bitcoin. The source code for the Bitcoin Network and related software protocol is open-source, and anyone can contribute to its development. The value of bitcoin is in part determined by the supply of, and demand for, bitcoin in the global markets for the trading of bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Bitcoin transaction and ownership records are reflected on the blockchain ledger for bitcoin (the “Bitcoin Blockchain”), which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks”, which requires performing computational work to solve a cryptographic puzzle set by the Bitcoin Network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual Bitcoin Network full node, i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software. Each bitcoin is associated with a set of unique cryptographic “keys”, in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the Bitcoin network will recognize.

The Fund obtains its bitcoin exposure indirectly via FLEX Options. The Bitcoin ETP Index is either one of the Bitcoin ETPs or the Bitcoin ETP Index. Additional information regarding the Bitcoin ETPs and the Bitcoin ETP Index is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Participation Rate for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Participation Rate for the next Outcome Period. This information is available on the Fund’s website, www.innovatoretfs.com/qbf, which also provides information relating to the Outcomes on a daily basis.

The Fund’s website, www.innovatoretfs.com/qbf, provides information relating to the Outcomes on a daily basis. Important information relating to the Fund, including information relating to the Participation Rate, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Bitcoin Risk.    The Fund will have significant exposure to bitcoin by virtue of its FLEX Options. Accordingly, the Fund is subject to certain unique risks, detailed below:

Bitcoin Investing Risk.    The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin Blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin The risks associated with bitcoin include the following:

•   Bitcoin is a new technological innovation with a limited history.    There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund.

•   The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.    The price of bitcoin is impacted by numerous factors, including:

ο   Bitcoin is subject to the risk of fraud, theft, manipulation, security failures, or operational or other problems that impact the digital asset trading venues on which bitcoin trades;

ο   The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters, sometimes referred to as “whales”, hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may influence and have the ability to manipulate the price of bitcoin;

ο   Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

ο   The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

ο   Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

ο   Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

ο   Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

ο   Interest rates;

ο   The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

ο   Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin; ○ Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

ο   The maintenance and development of the open-source software protocol of the Bitcoin Network;

ο   Increased competition from other digital assets, including new digital assets resulting from a “fork” of the Bitcoin Blockchain, wherein two distinct sets of users and miners run two different versions of a protocol;

ο   Developments in the information technology sector;

ο   Global or regional political, economic or financial events and situations;

ο   Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

ο   The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

•   A decline in the adoption of bitcoin could negatively impact the performance of the Fund.    As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. The price of bitcoin has been, and may continue to be, substantially dependent on speculation. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

•   Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund.    Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin. Notably, bitcoin has been prone to rapid price declines, including significant declines occurring in a single day, throughout its history. For example, on March 12, 2020, bitcoin spot prices dropped by more than -37% on March 12, 2020, due to rapidly growing concerns about the COVID-19 outbreak.

The price of bitcoin may be impacted by events in other parts of the blockchain and digital asset ecosystem, even if such events are not directly related to the security or utility of bitcoin or the Bitcoin Network. Such events may precipitate a significant decline in the price of bitcoin and the instruments the Fund uses to obtain exposure to the price of bitcoin.

For example, in May 2022, the TerraUSD stablecoin experienced a loss of confidence, resulting in a 98% drop by the end of the month from its intended $1.00 USD peg. The collapse in the price of TerraUSD had wide consequences for the entire blockchain and digital asset ecosystem. The drop in TerraUSD contributed to the collapse of crypto lending platforms Celsius and Voyager, as well as prominent crypto hedge fund Three Arrows Capital. Many digital assets were dragged down by the news, including bitcoin, which dropped from its then-recent high $47,062 in March 30, 2022, to $19,785 by June 30, 2022, a drop of more than 58%.

In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals and allegations of mismanagement of customer assets. The announcement precipitated steep price drops across various digital assets, including Bitcoin, which lost more than 25% of its value in the immediate wake of the revelations.

On June 5, 2023, The SEC charged Binance Holdings Ltd. (“Binance”), which operates the largest crypto asset trading platform in the world, Binance.com; BAM Trading Services Inc., which, together with Binance, operates the crypto asset trading platform, Binance.US; and their founder, Changpeng Zhao, with a variety of securities law violations.

Future announcements and events related to bitcoin, the Bitcoin Network, other digital assets, NFTs, and digital asset firms, including digital asset trading platforms, lending platforms, hedge funds, market makers, and custodians, may significantly impact the prices of bitcoin and expose the Fund to significant risks.

•    The Bitcoin Network and bitcoin face numerous challenges to gaining widespread adoption as an alternative Payment Network.    Bitcoin is not presently widely accepted as a medium of exchange may be due to a number of factors, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin Network or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin Network and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin Network and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin Network and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin Network and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin Network has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin Network for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues - including hacks, bugs, or failures - could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin Network itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this could adversely affect the value of the Fund.

•    Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin.    As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. Many digital asset platforms are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions. Currently, there is either a fragmentation of regulatory efforts or a general lack of regulation in U.S. and foreign markets. As a result of fragmented regulatory efforts or lack of regulation, individuals or groups may engage in fraud of market manipulation. Further, the bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset platforms, or may not exist at all. Over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. The closure or temporary shutdown of a digital asset platform used in calculating the value of the bitcoin could adversely affect the value of the Fund.

To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the instruments in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

•    Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund.    Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history, and during this limited history, bitcoin prices on the digital asset markets generally, and on digital asset platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. Unlike exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation and are highly fragmented. As a result, individuals or groups may engage in fraud or market manipulation. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS

Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

•    Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund.    The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

•   The Bitcoin Network may be vulnerable to attacks to the extent a malicious actor, or group of malicious actors, were to gain control of more than 50% of the mining power in the network.    A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the instruments providing exposure to the price of bitcoin in which the Fund invests.

•   The Bitcoin Blockchain may contain flaws that can be exploited by malicious actors.    In the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin Network, which would adversely affect the value of the Fund. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Fund.

Bitcoin ETP Index Risk.    The Fund obtains exposure to the Bitcoin Price indirectly through investments in FLEX Options that reference the Bitcoin ETP Index, which is comprised of Bitcoin ETPs. Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale FLEX Options that reference

Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin ETPs hold.

Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index. Since the Fund uses Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the Bitcoin Price will not track the global price of bitcoin, or the price of bitcoin on any one digital asset trading platform.  In the event the Bitcoin Price deviates from the global price of bitcoin, the Fund’s sought-after Outcomes will likely deviate from the returns of the price of bitcoin.

Additionally, the Fund may be subject to additional risks associated with the calculation of the Bitcoin ETP Index. Specifically, there is no assurance that the index provider of the Bitcoin ETP Index will compile the Bitcoin ETP Index accurately, or that the Bitcoin Index ETP will be determined, composed or calculated accurately. There is no guarantee that the Bitcoin ETP Index will operate in line with its methodology and the returns of the Bitcoin ETP Index may not accurately reflect the returns of bitcoin.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Floor Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss experienced by the Bitcoin Price of 20% over the duration of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund’s strategy seeks to participate in a percentage of gains of the Bitcoin Price over the duration of the Outcome Period, while providing a maximum loss of experienced by the Bitcoin Price of 20% over successive three-month periods, if Shares are bought on the first day of the Outcome Period and held until its conclusion. The Floor is inclusive of interest income received by the Fund’s U.S. Treasuries, which is distributed to shareholders periodically. To the extent such interest income is not received by the Fund or the US. Treasuries decrease in value, shareholders will receive less than the sought-after protection provided by the Floor.

Participation Rate Risk.    The Fund’s strategy seeks to provide returns that are subject to the Participation Rate. In the event that the Bitcoin Price experiences gains, the Fund will not participate in any such gains beyond the Participation Rate. The Fund’s strategy seeks to deliver the Outcomes if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, there may be little or no ability for that investor to experience an investment gain on their Shares. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes if Shares are held for the entirety of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that participates in a percentage of the positive returns of the Bitcoin Price over the Outcome Period. Additionally, the Fund will not participate in any returns that exceed the Participation Rate over the Outcome Period, which will cause the Fund to underperform the Bitcoin Price. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Participation Rate is dependent upon market conditions at the commencement of the Outcome Period. In certain market conditions, the Participation Rate may be lower and cause the Fund to forgo additional returns of the Bitcoin Price over the course of an Outcome Period.

Participation Rate Change Risk.    A new Participation Rate is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Participation Rate is established. As such, the Participation Rate may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Concentration Risk.    Through its usage of FLEX Options, the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

U.S. Treasury Security Risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. U.S. Treasury securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. Treasury securities are guaranteed only as to the timely payment of interest and payment of principal when held to maturity.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes derivative instruments, specifically, FLEX Options. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

FLEX Options Risk.    The Fund will utilize FLEX Options, which are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Bitcoin ETPs. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Bitcoin ETPs’ share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Bitcoin Price, changes in interest rates, changes in the actual and implied volatility of the Bitcoin ETPs and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options, including option contracts. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the

SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including the FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Position Limits Risk.    The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in FLEX Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Bitcoin Price. However, prior to the expiration date, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Bitcoin Price. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Bitcoin Price, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Bitcoin Price on a day-to-day basis due to these factors (although they generally move in the same direction).

Liquidity Risk.    In the event that trading in FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Options positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effectuates its Creation Units only on an in-kind basis. Exchange-traded funds are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Participation Rate and/or Floor, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV, which means that investors could receive less or pay more than the Fund’s NAV per Share when selling or purchasing Shares on the Exchange. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Bitcoin ETPs may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution.

To the extent the options held by the Fund are deemed to qualify as “Section 1256 contracts” under Section 1256 of the Code, gains and losses on such options will generally be treated as 60% long-term capital gains and 40% short-term capital gains, regardless of how long the Fund has held such options. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above). The Fund’s use of options categorized as Section 1256 contracts will increase the likelihood that the Fund will recognize short-term and long-term capital gains as such options do not benefit from the tax efficiencies generated by an ETF’s in-kind creation and redemption mechanism. That notwithstanding, certain options held by the Fund may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. The Fund will be required to distribute substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in February 2025. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Bitcoin Price over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that by virtue of the Participation Rate, the Fund will forgo some of the gains experienced by the Bitcoin Price;

•   you seek the protection of a 20% Floor on losses of the Bitcoin Price for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Floor;

•   you understand that the 20% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Floor for the Outcome Period is 20.20%;

•   you are willing to forgo any gains in excess of the Participation Rate;

•   you understand that the gains of the Fund, if any, will be reduced by annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you understand that the Fund’s FLEX Options do not provide for dividends to the Fund;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you do not fully understand that by virtue of the Participation Rate, the Fund will forego some of the gains experienced by the Bitcoin Price;

•   you seek an investment that provides total protection against Bitcoin Price losses for an investment held for the duration of an Outcome Period and understand that any protection provided by the Floor is not guaranteed;

•   you seek the protection of a full 20% Floor, even after taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you do not understand that the 20% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you are unwilling to forgo any gains in excess of the Participation Rate;

•   you do not understand that the gains of the Fund, if any, will be reduced by annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s FLEX Options do not provide for dividends to the Fund;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at http://www.innovatoretfs.com/etf/?ticker=qbf.

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